                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 14, 2001

                             Pogo Producing Company
             (Exact name of registrant as specified in its charter)


           Delaware                   1-7792            74-165 9398

(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)      Identification No.)



                          5 Greenway Plaza, Suite 2700
                           Houston, Texas 77046-0504
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 297-5000

ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS

        On March 14, 2001, the previously announced merger of Pogo Producing Company ("Pogo") and NORIC Corporation ("NORIC") was consummated. As a result of the merger, Pogo acquired all of the outstanding capital stock of North Central Oil Corporation ("North Central"), which was the principal asset of NORIC Corporation. North Central is an independent domestic oil and gas exploration and production company whose operations will be integrated with Pogo's existing domestic operations. Pursuant to the merger agreement among Pogo, NORIC and certain NORIC shareholders dated as of November 19, 2000, former shareholders of NORIC received 12,615,816 shares of Pogo common stock and approximately $344,710,000 in cash. In addition, at the closing Pogo repaid all $78,600,000 principal amount of North Central's existing bank debt.

        The sources of funds used in connection with the merger included cash on hand at Pogo and North Central and borrowings under the Company's new Credit Agreement dated as of March 8, 2001, among Pogo, as the Borrower, certain Commercial Lending Institutions, as the Lenders, Bank of Montreal, as Administrative Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, BNP Paribas, as Documentation Agent and Bank of America, N.A. and Fleet National Bank, as Managing Agents.

        As a result of the merger, former NORIC shareholders will own approximately 23.6% of the Company's outstanding common stock and may be deemed to be a "group" for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. Pogo and the former NORIC shareholders are parties to a Registration Rights Agreement dated March 14, 2001 with the Company which governs the former NORIC shareholders' ability to dispose of their shares and a Standstill and Voting Agreement dated March 14, 2001 (the "Voting Agreement"), which governs their ability to vote their shares. The Voting Agreement requires the group to vote their shares either (i) in accordance with the recommendation of Pogo's board of directors or (ii) in equal proportion to the votes cast by shareholders that are not former NORIC shareholders. Each former NORIC shareholder disclaims beneficial ownership of the shares not owned by either (i) such member, (ii) a trust of which such member is a trustee or (iii) a controlled affiliate of such member. Pursuant to the merger agreement relating to the acquisition of NORIC by Pogo, the board of directors of Pogo has taken action so that the former NORIC shareholders collectively as a group are not considered an "Acquiring Person" under Pogo's shareholders' rights plan solely by virtue the foregoing relationships.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

(a)     Financial statements of businesses acquired

                Consolidated balance sheets for North Central Oil Corporation and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, cash flows and stockholders' equity for each of the three years in the period ended December 31, 2000. See Exhibit
                99.1 incorporated by reference herein.

(b)     Pro forma financial information

                Unaudited Pro Forma Condensed Consolidated Financial Statements giving effect to the merger of NORIC with and into Pogo as if merger had occurred on January 1, 2000 (for purposes of the pro forma unaudited condensed consolidated statement of income) and December 31, 2000 (for purposes of the pro forma unaudited condensed consolidated balance sheet). See Exhibit 99.2 incorporated by reference herein.

(c)     Exhibits

Exhibit 4.1 Agreement and Plan of Merger Among Pogo and NORIC and the shareholders signatory thereto dated as of November 19, 2000.

Exhibit 4.2 Registration Rights Agreement dated as of March 14, 2001 among Pogo and the shareholders party thereto.

Exhibit 4.3 Standstill and Voting Agreement dated as of March 14, 2001 among Pogo and the shareholders party thereto.

Exhibit 4.4 Credit Agreement dated as of March 8, 2001, among Pogo, as the Borrower, certain Commercial Lending Institutions, as the Lenders, Bank of Montreal, as Administrative Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, BNP Paribas, as Documentation Agent and Bank of America, N.A. and Fleet National Bank, as Managing Agents.

Exhibit 23.1    Consent of Arthur Andersen LLP.

Exhibit 99.1 Consolidated balance sheets for North Central Oil Corporation and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, cash flows and stockholders' equity for each of the three years in the period ended December 31, 2000.

Exhibit 99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements giving effect to the merger of NORIC with and into Pogo as if merger had occurred on January 1, 2000 (for purposes of the pro forma unaudited condensed consolidated statement of income) and December 31, 2000 (for purposes of the pro forma unaudited condensed consolidated balance sheet).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Pogo Producing Company



Date: March 26, 2001                  By:  /s/ Gerald A. Morton
                                           --------------------
                                           Gerald A. Morton
                                           Vice President - Law
                                           and Corporate Secretary

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
Exhibit 4.1     Agreement and Plan of Merger Among Pogo and NORIC and the
                shareholders signatory thereto dated as of November 19, 2000.

Exhibit 4.2     Registration Rights Agreement dated as of March 14, 2001 among
                Pogo and the shareholders party thereto.

Exhibit 4.3     Standstill and Voting Agreement dated as of March 14, 2001 among
                Pogo and the shareholders party thereto.

Exhibit 4.4     Credit Agreement dated as of March 8, 2001, among Pogo, as the
                Borrower, certain Commercial Lending Institutions, as the
                Lenders, Bank of Montreal, as Administrative Agent, Toronto
                Dominion (Texas), Inc., as Syndication Agent, BNP Paribas, as
                Documentation Agent and Bank of America, N.A. and Fleet National
                Bank, as Managing Agents.

Exhibit 23.1    Consent of Arthur Andersen LLP.

Exhibit 99.1 Consolidated balance sheets for North Central Oil Corporation and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, cash flows and stockholders' equity for each of the three years in the period ended December 31, 2000.

Exhibit 99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements giving effect to the merger of NORIC with and into Pogo as if merger had occurred on January 1, 2000 (for purposes of the pro forma unaudited condensed consolidated statement of income) and December 31, 2000 (for purposes of the pro forma unaudited condensed consolidated balance sheet).